UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF1934

        Date of Report (Date of earliest event reported) October 25, 2002


                       CHINA XIN NETWORK MEDIA CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           FLORIDA                  000-29915           650786722
----------------------------       ------------     -------------------
(State or other jurisdiction       (Commission       (IRS Employer
of incorporation)                  File Number)     Identification No.)


                             3767 Thimens Boulevard
                                    Suite 216
                            St-Laurent, Quebec Canada
                                     H4R 1W4
                    ---------------------------------------
                     (Address of Principal Executive Office)


                   Tel: 514-393-0515   Fax: 514-398-9901
            --------------------------------------------------
            Registrant's telephone number, including area code

Item 1. Changes in Control of Registrant.

     On October 25, 2002, Mr. Jean-Francois Amyot resigned as President and CEO of China Xin Media Corporation, including his resignation from the Board of Directors.

     Mr. George Lee was appointed Director, President, CEO and Chairman of the Corporation, taking over the post of President and CEO, from Mr. Amyot.

     For consideration to George Lee in taking over the leadership of CXN, Mr. Jean-Francois Amyot sold his 100% interest in 3884368 Canada Inc. for CDN$1. which holds 18,743,768 common shares of CXN. Mr. George Lee now controls 32.9% of the current 56,877,109 common shares of CXN presently issued.

     The shares held in 3884368 Canada Inc. belonged to the original founders of CXN, Jean-Francois Amyot and Raymond Boisvert, representing the shares received for the vending in of their interest of China Xin (Canada) Inc., in the original RTO, dated November 8, 2001, with Frefax Inc., now know as China Xin Network Media Corporation.

     On September 9, 2002, Raymomd Boisver resigned and President and Director of CXN, leaving the shares to Mr. Amyot, as per their founder's agreement.


Item 2. Acquisition or Disposition of Assets.

Not Applicable


Item 3. Bankruptcy or Receivership.

Not Applicable


Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable


Item 5. Other Events and Regulation FD Disclosure.

Not Applicable


Item 6. Resignations of Registrant's Directors.

     On October 25, 2002, Mr. Jean-Francois Amyot, resigned as President and CEO and Director of China Xin Network Media Corporation.

     At the same time Mr. George Lee was appointed as new Director of CXN and it President & CEO.

     Commenting on his leaving the company, Mr. Amyot, stated in a press release that he was proud to have played a significant part in the building of this excellent company and believed that today's steps are the right ones to take the company to the next level. Mr. Amyot also stated in the press release that, the company under the new leadership of George has the ability and desire to achieve great things.

     On November 4, 2002, Mr. David C. Dingwall, resigned as a Director of China Xin Network Media Corporation.

Item 7. Financial Statements and Exhibits.

Not Applicable

EXHIBITS:

99.1 Copy of Board of Director's resolution nominating George Lee Director and Sole Office of 3884368 Canada Inc. dated October 25, 2002

99.2 Copy of Resignation Letter from Jena-Francois Amyot dated October 25, 2002

99.3 Copy of Board of Director's Resolution accepting Resignation of Jena-Francois Amyot dated October 25, 2002

99.4 Copy of Press Release Issued November 1, 2002

99.5 Copy of Resignation Letter from David C. Dingwall dated November 4, 2002

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable


     SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CHINA XIN NETWORK MEDIA CORPORATION
(Registrant)

Date November 5, 2002

/s/ GEORGE LEE
--------------
GEORGE LEE
President & CEO